EXHIBIT 1O.29







DATED                            24 November                                2000
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                      (1) SCHOLL CONSUMER PRODUCTS LIMITED

                                      -and-

                         (2) PIVOTAL CORPORATION LIMITED





                    ----------------------------------------

                                      LEASE
                                       of

                         Ground floor premises Altus 475
                            Capability Green, Lufton

                    ----------------------------------------


                           Commences 24 November 2000
                           Term               5 years
                           Expires   23 November 2005



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                                    CONTENTS


1. PARTICULARS.............................................................1

2. DEFINITIONS AND INTERPRETATION..........................................2

3. DEMISE RENT AND RENT REVIEW.............................................7

4. TENANT'S COVENANTS......................................................8

5. LANDLORD'S COVENANTS...................................................27

6. INSURANCE..............................................................28

7. PROVISOS...............................................................30

SCHEDULE 1................................................................36

   Part 1.................................................................36

   Premises...............................................................36

   Part 2.................................................................36

   Easements and rights granted...........................................36

   Part 3.................................................................37

   Exceptions and reservations............................................37

   Part 4.................................................................38

   Matters to which the Premises are subject..............................38

SCHEDULE 2................................................................40

   Part 1.................................................................40

   Building Service Charge................................................40

   Part 2.................................................................43

   Services...............................................................43

SCHEDULE 3................................................................46

   Guarantee provisions...................................................46

SCHEDULE 4 ...............................................................49

   Requirements of authorised guarantee agreement.........................49

THIS LEASE is made on

BETWEEN the Landlord the Tenant and the Guarantor named in the Particulars hereunder

WITNESSES as follows:

1.   PARTICULARS

     Landlord:      SCHOLL  CONSUMER  PRODUCTS  LIMITED  (company  number 118284
                    England)  whose  registered  office is at Toft Hall,  Holmes
                    Chapel Road, Toft, Knutsford WA16 9PD

     Tenant:        PIVOTAL   CORPORATION   LIMITED   (company  number  03399429
                    England) whose registered office is at Hamilton House, 111 Marlowes, Hemel Hempstad, Hertfordshire HP1 1BB

     Premises:      the premises  shortly known as ground floor  premises  Altus
                    475 Capability Green, Luton shown for identification edged red on plan E measuring 10,290 square feet in accordance with the RICS Code of Measuring Practice (4th) Edition


     Building:      the Landlord's building known as 475 Capability Green

     Term: A term of years from and including 24 November 2000 until 23 November 2005


     Rent Commencement
       Date:        means the date falling six months after the Possession Date

     Rent: One hundred and eighty eight thousand and eighty-two pounds ((pound)188,082) per annum (exclusive of VAT)

     Possession
       Date:        24 November 2000

     Permitted Use: use  of the  Premises  as  offices  within  Class  B1 of the
                    Schedule to the Town and Country Planning (Use Classes) Order 1987

2.   DEFINITIONS AND INTERPRETATION

     2.1  Definitions

          In this lease wherever the context so admits the following expressions shall have the following meanings respectively:

          "1995 Act" means the Landlord and Tenant (Covenants) Act 1995

          "Apparatus" means all lifts lift shafts escalators water treatment plant boilers heating and ventilation systems generators and all other plant machinery and equipment belonging to or in the control of the Landlord in or about or serving the Building including (without prejudice to the generality of the foregoing) the Conduits

          "Approval Date" means in relation to an application to the Landlord for consent hereunder the date on which such consent is formally granted in writing

          "Building" means the building so stated in the Particulars shown edged with a red line on Plan A including the outbuildings and car parks and the landscaped areas and service areas within the curtilage thereof as the same is for identification shown edged with a blue line on Plan A together with all landlord's buildings structures additions improvements fixtures and fittings from time to time therein thereunder or thereon and forming part of such building and the appurtenances thereof

          "Building  Service Charge" shall have the meaning  ascribed thereto in schedule 2

          "Common Parts" means the entrance halls ground floor reception area corridors landings lifts lift shafts escalators staircases and all other areas or parts of the Building which from time to time during the Term are provided by the Landlord for common use and enjoyment by the tenants and occupiers of the Building and all persons expressly or by implication authorised by them

          "Conduits" means all wires pipes sewers drains cables ducts shafts gullies flues gutters watercourses soakaways and other like conducting media of whatsoever nature (including all meters and other apparatus used in connection with them) which now are or may hereafter during the Perpetuity Period be laid within and serving the Premises or the Estate

          "Decorate" means to paint repaper or otherwise treat as the case may be all surfaces usually or requiring to be so treated having first prepared such surfaces by stripping off and priming as may be necessary and to wash down all washable surfaces and to restore point and make good all brickwork where necessary and to grain or varnish any parts usually so protected all decoration being carried out with good quality materials and in a good and workmanlike manner and where painting is involved not less than two coats being applied

          "Environmental Protection Act" means the Environmental Protection Act 1990 and any Act or Acts amending replacing or modifying such Act for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force

          "Estate" means such land and buildings as the Superior Landlord shall from time to time designate as Capability Green, Luton Hoo, Bedfordshire the extent of which at the date hereof is shown for identification purposes only edged green on Plan B

          "Estate Common Parts" has the meaning given to it in the Head Lease

          "Estate Regulations" means such reasonable rules and regulations as the Superior Landlord and/or the Management Company may from time to time prescribe in writing in relation to the Estate or any part thereof

          "Estate Service Charge" means the sum or sums as shall from time to time become or be payable by the Landlord in respect of the Estate Common Parts under the provisions of the Head Lease

          "Excluded   Buildings"  means  the  demised  premises  and  the  other buildings erected or to be erected on the Phase which are let or intended to be let to an occupational tenant

          "Group Company" means a company which is a member of the same group of companies as the Tenant (as defined in section 42 of the Landlord and Tenant Act 1954 (as amended))

          "Guarantor" means the party (if any) stated as such in the Particulars and includes any other person who may from time to time guarantee all or any of the Tenant's obligations under this Lease

          "Head Lease" means the lease dated 19 November 1990 and made between the Lygtun Limited (1) and Landlord (2)

          "Insured Risks" has the meaning given to it in the Head Lease

          "Landlord" means the person for the time being entitled to the reversion immediately expectant on the determination of the Term (being at the date hereof the party stated as such in the Particulars)

          "Landlord's Surveyor" means any person appointed by or acting for the Landlord including an employee of the Landlord to perform the function of a surveyor for any purposes of this Lease

          "Lease" means this Lease (including any schedule hereto) and any document which is supplemental hereto or which is collateral herewith or which is entered into pursuant to or in accordance with the terms hereof

          "Management Company" means Lygtun Management Limited or such other company as may from time to time provide services in respect of the Phase and/or the Estate

          "Particulars" means the particulars in clause 1

          "Permitted Use" means the use stated as such in the Particulars

          "Perpetuity Period" means the period of 80 years commencing on the date of the Head Lease being the perpetuity period for the purposes of section I of the Perpetuities and Accumulations Act 1964 applicable to this Lease

          "Phase" means that part of the Estate known as Phase 400 Capability Green upon which the demised premises are situate which is for the purposes of identification only shown edged yellow on Plan D

          "Phase Common Parts" has the meaning given to it in the Head Lease

          "Phase Service Charge" means the sum or sums as shall from time to time become or be payable by the Landlord in respect of the Phase Common Parts under the provisions contained in Head Lease

          "Plan A" means the drawing attached hereto marked "Plan A"

          "Plan B" means the plan attached hereto marked "Plan B"

          "Plan C" means the plan attached hereto marked "Plan C"

          "Plan D" means the plan attached hereto marked "Plan D"

          "Plan E" means the plan attached hereto marked "Plan E"

          "Planning Acts" means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991 and any Act or Acts amending replacing or modifying any of such Acts for the time being in force or of a similar nature and all orders and regulations thereunder for the time being in force

          "Premises" means the premises so stated in the Particulars and as more particularly described in part 1 of schedule 1 and each and every part thereof together with all additions alterations and improvements thereto which may be carried out during the Term and shall also include all landlord's fixtures and fittings from time to time in and about the same

          "Rent Commencement Date" means the date stated as such in the Particulars

          "Rent Days" means 25 March 24 June 29 September and 25 December in each year and "Rent Day" shall mean any of such days as the context requires

          "Retained Parts" means those parts of the Building which are from time to time retained by the Landlord and used for the management maintenance or security of the Building

          "Stipulated Rate" means in relation to interest the rate per annum of four per cent above the base rate from time to time of Barclays Bank Plc (or where such base rate is not quoted over such other rate as would in the reasonable opinion of the Landlord be the nearest equivalent thereto if such base rate were quoted)

          "Structure" means the foundations external walls (including the windows and window frames therein) load bearing walls supporting columns stanchions beams supports timbers and girders floors roofs and other structural parts of the Building

          "Superior Landlord" means Pillar Property Plc

          "Tenant" means the party stated as such in the Particulars and shall include such party's successors in title to this Lease

          "VAT" means value added tax or any tax of a similar nature that may be substituted for it or levied in addition to it

     2.2  Interpretation

          In this Lease unless there be something in the subject or context inconsistent therewith:

          2.2.1 Where the expressions the "Tenant" or the "Guarantor" (if any) include two or more persons they shall include the plural number and obligations expressed or implied to be made by or with any of such persons shall be deemed to be made by or with such persons jointly and severally

          2.2.2 Any covenant by the Tenant not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted to be done as the case may be

          2.2.3 Any reference to parting with possession shall be deemed to include sharing possession and any occupation whatsoever by a licensee

          2.2.4 Any reference in this Lease to the Landlord's consent shall include where necessary under the terms of the Head Lease the consent of both the Landlord and the Superior Landlord

          2.2.5 Any references to a right exercisable by the Landlord shall include where necessary the exercise of such right by the Superior Landlords and all persons authorised by the Landlord or Superior Landlord

          2.2.6 Any reference to a statute shall include any statutory extension or modification or re-enactment of such statute and any order instrument plan regulation permission or direction made or issued thereunder

          2.2.7 Words importing the singular meaning shall include the plural meaning and vice versa and words importing the masculine feminine and neuter genders shall include the other or others of such genders

          2.2.8 The clause  and  paragraph   headings  and  the  index  are  for
               convenience only and shall not affect the construction of this Lease

          2.2.9 For the  avoidance  of  any  doubt   expressions   used  in  the
                Particulars shall have the same meanings when used elsewhere in this Lease

          2.2.10 Any reference to a clause paragraph or schedule shall be a reference to the clause or paragraph of or schedule to this Lease so numbered

3.   DEMISE RENT AND RENT REVIEW

     3.1  Demise and rent

          In consideration of the rents hereinafter reserved and of the covenants and conditions hereinafter contained the Landlord hereby

          3.1.1 demises unto the Tenant all that the Premises

          3.1.2 together with so far as the Landlord can grant the same the rights contained or referred to in part 2 of schedule 1

          3.1.3 except and reserving as provided in part 3 of schedule 1

          3.1.4 to hold the same subject to and (insofar as the Landlord has the power to grant the same) with the benefit of the matters referred to in part 4 of that schedule

          3.1.5 unto the Tenant for the Term yielding and paying to the Landlord yearly during the Term and so in proportion for any less period than a year without any deduction

               3.1.5.1 the clear  yearly rent  (exclusive  of VAT) such rent (if the Landlord so requires) to be paid by banker's standing order direct debit or other accepted means for the transmission of money which the Landlord may from time to time reasonably nominate by equal quarterly payments in advance on the four Rent Days in every year the first payment (for the period beginning on the Rent Commencement Date and ending on the day preceding the next succeeding Rent Day and calculated by multiplying the said yearly rent by the fraction of which the numerator is the number of days between those dates (both included) and the denominator is 365) to be made on the Rent Commencement Date

               3.1.5.2 by way of additional rent all such monies as shall become payable in accordance with clause 4.3

               3.1.5.3 by way of additional rent all such monies as shall become payable in accordance with clause 4.4

               3.1.5.4 by way of  additional  rent within  seven days of written demand all other amounts (including VAT) payable to the Landlord under this Lease

               3.1.5.5 within  seven days of written  demand any other sums or a proportion thereof (to be determined by the Landlord acting reasonably) payable by the Landlord to the Superior Landlord in respect of the Premises under the terms of the Head Lease

4.   TENANT'S COVENANTS

     The Tenant hereby covenants with the Landlord as follows:

     4.1  Rent

          To pay the several rents reserved by this Lease at the times and in manner aforesaid without any deductions and not to exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off the first payment of such rents to be paid on the Rent Commencement Date in respect of the period from the Rent Commencement Date to the next succeeding Rent Day

     4.2  Outgoings

          4.2.1 To bear pay and discharge and indemnify the Landlord against all existing and future rates taxes duties levies charges assessments impositions and outgoings whatsoever whether parliamentary parochial local or of any other description and whether or not of a capital or non-recurring nature which are now or may at any time hereafter during the Term be charged levied assessed or imposed upon or payable in respect of the Premises or any part thereof or upon any owner or occupier or other person interested in respect thereof except any taxation (including input VAT suffered by the Landlord in respect of the Building save where this is recoverable from the Tenant under the service charge provisions of this Lease) assessed upon the Landlord in respect of its revenue derived from its reversionary interest in the Premises or any dealing by it therewith

          4.2.2 To be solely responsible for and promptly to pay all costs and charges for water gas electricity telephone and any other services used or consumed in the Premises including all meter rents and standing charges but so that the Landlord shall not be responsible for any interruption or failure in the supply of any such services where such failure or interruption is beyond its control

     4.3  Interest on arrears

          If and whenever the Tenant shall fail to pay the rents or any other monies due under this Lease on the due date (whether formally demanded or not) or the Landlord shall with good reason refuse to accept the same then (without prejudice to any other right or remedy of the Landlord including the right of re-entry hereinafter contained) the Tenant shall pay to the Landlord (whether formally demanded or not) interest at the Stipulated Rate on such rents or other monies as the case may be from the date when the same became due until payment thereof (as well after as before judgment)

     4.4  Service charges

          4.4.1 To pay to the Landlord the Building Service Charge in accordance with schedule 2

          4.4.2 To pay to the Landlord 50% of the Estate Service Charge

          4.4.3 To pay to the Landlord 50% of the Phase Service Charge

     4.5  Repairs

          4.5.1 To at all times during the Term well and substantially repair cleanse maintain renew (in so far as it falls within the Tenant's obligations hereunder) (if necessary) and keep the Premises in good and substantial repair and condition with all manner of reparations cleansing and amendments whatsoever

          4.5.2 To keep in good and safe repair all Conduits exclusively serving the Premises and to indemnify the Landlord against all liability howsoever arising from any failure to repair or the misuse or overloading of any Conduits serving the Premises by the Tenant

          4.5.3 To maintain in good and serviceable repair and condition the Landlord's and Superior Landlord fixtures and fittings in or upon the Premises and to replace such of them as may become worn out lost unfit for use or destroyed by substituting others of a like or more modem nature and of good quality

          4.5.4 To repair and make good all defects decays and wants of repair in respect of the Premises of which notice in writing shall be given by the Landlord to the Tenant and for which the Tenant may be liable hereunder within one calendar month after the giving of such notice provided that in the case of default by the Tenant it shall be lawful for (but not obligatory upon) the Landlord (but without prejudice to the right of re-entry hereinafter contained or other rights of the Landlord with regard thereto) to enter upon the Premises and make good such defects decays and wants of repair and the proper cost thereof
                and  all  proper  expenses  (including   surveyors'  and  other
                professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

          4.5.5 To keep the Premises clean and in a neat and tidy condition and keep all rubbish and waste in enclosed receptacles on the Premises or where the Landlord reasonably directs and to empty the same at least once a week and to ensure that vehicles parked in the car parking areas are left so as not to cause obstruction to other users

          4.5.6 To clean as often as may be requisite the inside of the window panes and frames of the Premises

     4.6  Decoration

          In the last year of the Term howsoever determined and in such last three months in a tint or colour to be approved by the Landlord's Surveyor (such approval not to be unreasonably withheld or delayed) to Decorate the Premises

     4.7  Alterations

          4.7.1 Not to cut injure maim remove or alter the Structure or any part thereof nor to merge the Premises with any adjoining premises

          4.7.2 Not to make any alteration or addition (whether structural or non-structural) to the exterior of the Premises

          4.7.3 Not to make any internal non-structural alteration or addition whatsoever of in or to the Premises except

               4.7.3.1 with the prior  written  consent of the  Landlord  (which shall not be unreasonably withheld or delayed)

               4.7.3.2 subject  to  such   reasonable   terms  and   conditions
                       (including provision for reinstatement at the Tenant's cost on the expiration or sooner determination of the
                       Term) as the Landlord may require

               4.7.3.3 in accordance with drawings and specifications previously submitted in triplicate to and approved in writing by or on behalf of the Landlord (such approval not to be unreasonably withheld or delayed) and

               4.7.3.4 after  having  obtained  and supplied to the Landlord and
                       Superior Landlord copies of all requisite consents licences and permissions for the carrying out of such works from any local public or other authority or body

               4.7.3.5 the Tenant shall comply with the  procedures  relating to any such application contained in the Estate Regulations

          4.7.4 Not to make or carry out any alteration addition or extension to any of the water gas electricity and other public utility service systems serving the Premises except with the prior
                written  consent of  the  Landlord   (which  shall  not  be
                unreasonably withheld, or delayed) and in accordance with the relevant codes of practice of the statutory undertaker concerned and to supply to the Landlord and Superior Landlord upon request an adequate drawing or drawings showing the actual position of all pipes wires cables and other services within the Premises installed amended or extended by the Tenant

          4.7.5 In the event of the Tenant failing to observe the covenants referred to in this clause 4.7 and failing to take all reasonable steps to remedy any such breach within 15 days of receipt of a written notice from the Landlord requiring the Tenant to remedy the breach it shall be lawful for the Landlord and its agents or surveyors with or without workmen and others and all persons authorised by the Landlord with any necessary materials and appliances to enter upon the Premises at all reasonable times and remove any alterations or additions and execute such works as may be necessary to restore the Premises to their former state and the cost thereof and all expenses (including surveyors' and other professional fees) together with interest thereon at the Stipulated Rate from the date of expenditure by the Landlord until payment by the Tenant as well after as before judgment shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

     4.8  Entry

          To permit the Landlord and its agents and all persons authorised by them with or without workmen and appliances at all reasonable times and upon giving not less than 48 hours written notice (except in an emergency) to enter the Premises

          4.8.1 to examine the state of repair and condition thereof

          4.8.2 to check and take inventories of the Landlord's fixtures and fittings and the plant machinery and equipment therein

          4.8.3 to repair and maintain or execute any work upon the Building or any part thereof or any landlord's fixtures and fittings or the Apparatus therein (including the installation of additional or the extension of existing plant machinery equipment services utilities and systems) or to cleanse empty repair or renew any Conduits which are not the responsibility of the Tenant under this Lease or for the provision of any of the Services referred to in schedule 2 all physical damage occasioned thereby to the Premises being made good as soon as possible

          4.8.4 for any other purpose (including measurement and inspection in relation to any rent review hereunder) connected with the sole charge or other dealing with the interest of the Landlord in the Premises

          4.8.5 to exercise the rights herein excepted and reserved

     4.9  Use

          4.9.1 Subject always to the following provisions of this clause 4.9 not to use the Premises otherwise than for the Permitted Use and in accordance with the requirements and conditions of any planning permission authorising such use from time to time

          4.9.2 Not to do on the Premises anything which may be illegal or immoral or a nuisance or annoyance or cause danger or injuryor damage to the Landlord or any tenant or any neighbouring owner or occupier and to pay all proper costs charges and expenses incurred by the Landlord in abating a nuisance and in executing such works as may be required to abate a nuisance in obedience to any notice served upon the Landlord by the local authority or competent statutory undertaker in respect of or incidental to the Premises or the use thereof

          4.9.3 Not to use the Premises for any noxious noisy or offensive trade or business and not to hold any sale by auction or public show nor keep any live animals or birds on the Premises and not to allow on the Premises anything which is or may become dangerous offensive combustible inflammable radioactive or explosive

          4.9.4 Not to trade or display goods outside the Premises nor to cause any obstruction outside the Premises

          4.9.5 Not to use on the Premises any machine (other than machinery normally associated with the Permitted Use and which where appropriate shall be mounted so as to minimise noise and vibration) without the written consent of the Landlord and not to use on the Premises any machinery or sound reproduction or amplifying equipment which shall be noisy or cause vibration or be a nuisance disturbance or annoyance to the Landlord or the owners and/or occupiers of any adjoining or neighbouring premises

          4.9.6 Not to do anything which imposes any excessive load or strain on the Premises or any part thereof

          4.9.7 Not to suffer or permit any person to reside or sleep on the Premises

          4.9.8 Not to discharge anything into the Conduits serving the Premises which is corrosive or harmful or which causes or may cause any obstruction or deposit therein

          4.9.9 Not to commit any waste upon or to the Premises

          4.9.10 Not to use the Premises as an office for a government agency or other public authority which would involve the attendance threat of members of the public for the purpose of seeking employment or enrolling for or collecting any statutory social security health insurance or other benefit payment or applying for or collecting any licence passport certificate or similar document or paying threat any tax imposition or other financial liability

          4.9.11 If the Premises are continually unoccupied for more than one month to provide security and caretaking arrangements to afford the Premises reasonable protection against vandalism theft or unlawful occupation

          4.9.12 To use reasonable endeavours to keep the Premises at a temperature sufficiently high to prevent freezing of water in any Conduits

          4.9.13 Not to obstruct others lawfully using the Common Parts and/or the Estate and to use the same in a reasonable manner and in accordance with any reasonable regulations made by the Landlord or Superior Landlord or Management Company from time to time in regard thereto

          4.9.14 Not to park or cause to be parked or permit to be parked any vehicle on the roads paths or fire escapes on the Estate and will not obstruct or cause to be obstructed or (so far as lies within the reasonable control of the Tenant PROVIDED THAT the Tenant shall in any event use all reasonable endeavours to ensure that any person doing business with the Tenant and their servants and workman shall comply with this covenant) permit to be obstructed any fire escape path whether by the standing parking or storage of vehicles goods or merchandise thereon or in any other way whatsoever and will not obstruct or permit or suffer the obstruction of any forecourt or other open area on any part of the Estate (including in particular without prejudice to the generality of the foregoing the service roads of the Estate whether by standing parking or storage of vehicles goods or merchandise thereon or in any way whatsoever

     4.10 Alienation

          4.10.1 Not to assign underlet or charge part only of the Premises

          4.10.2 Save for an underletting in accordance with the succeeding provisions of this clause not to underlet the whole or any part of the Premises or to part with possession of or share occupation of the whole or any part of the Premises and not to permit any person deriving title under the Tenant by way of permitted underlease so to do in respect of the Premises

          4.10.3 Not under any circumstances to create or permit the creation of any interest derived out of this Lease whether mediate or immediate and however remote or inferior

                 4.10.3.1 at a fine or premium or other capital sum (and so that no such fine premium or other capital sum shall be taken)

                 4.10.3.2 except at a rent which is not less than the open
                          market rental value of the Premises

                 4.10.3.3 except on terms which prohibit the commutation of rent

          4.10.4 Not to assign part with possession or charge the whole of the Premises nor permit any person deriving title under the Tenant so to do without the prior written consent of the Landlord which shall not be unreasonably withheld or delayed but so that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 (as amended by the 1995 Act) it is agreed that it shall be reasonable for the Landlord to withhold consent to an assignment of the whole of the Premises unless:

                 4.10.4.1 the assignee is not a Group Company

                 4.10.4.2 the  assignee  shall  by  deed  enter  into a direct covenant with the Landlord and Superior Landlord to observe and perform the covenants and provisions of and to pay the rents reserved by this Lease for (subject to the provisions of the 1995 Act) the remainder of the Term and a guarantor or guarantors acceptable to the Landlord (if more than one jointly and severally) shall if the Landlord reasonably requires enter into a covenant and guarantee with and to the Landlord in the terms set out in schedule 3 as if references therein to the "Tenant" were references to the assignee and

                 4.10.4.3 the Tenant shall if reasonably required by the
                          Landlord by deed enter into an authorised guarantee agreement in respect of the assignee which shall satisfy the requirements set out in schedule 4 and

                 4.10.4.4 each person who is guarantor of the Tenant  under this
                          Lease immediately prior to the assignment shall enter into a guarantee in the same terms (mutatis mutandis) as schedule 3 in respect of the liability of the Tenant under any authorised guarantee agreement and

                 4.10.4.5 at the Approval Date no Rent or other monies due to the Landlord under this Lease are unpaid and

          4.10.5 Subject as aforesaid not to underlet the whole of the Premises without the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed)

          4.10.6 To procure in the case of any permitted underletting of the Premises (whether mediate or immediate) that on or before the grant of the relevant underlease:

                 4.10.6.1 the underlessee shall covenant with the Landlord by deed to observe and perform the Tenant's covenants and conditions in this Lease (except the covenant to pay rent) (so far as the same relate to the part of the Premises comprised in the underlease) and those of the underlessee in the relevant underlease

                 4.10.6.2 if  the  Landlord  shall  so  reasonably  require  a guarantor or guarantors acceptable to the Landlord shall covenant (if more than one jointly and severally) with the Landlord to guarantee the observance and performance by the underlessee of its covenants to be contained in such underlease such guarantee to be given (mutatis mutandis) in the form of the provisions contained in schedule 3

          4.10.7 To procure that any permitted immediate or mediate underlease is in a form approved by the Landlord (such approval not to be unreasonably withheld or delayed) and in particular contains:

                 4.10.7.1 covenants by the underlessee with the underlessor prohibiting the underlessee from doing or allowing any act or thing on or in relation to the premises demised by such underlease inconsistent with or in breach of the Tenant's obligations in this Lease

                 4.10.7.2 a condition for re-entry by the underlessor on breach of any covenant by the underlessee

                 4.10.7.3 the same restrictions on assignment underletting parting with possession and sharing of occupation and the same provisions for direct covenants and registration as in this Lease

                 4.10.7.4 a prohibition on any assignment of the whole of the premises demised by the underlease without the consent of the Landlord

                 4.10.7.5 an agreement duly authorised by an order of a court of competent jurisdiction excluding in relation to that underlease the provisions of sections 24 to 28
                           of  the Landlord and Tenant Act  1954  (as   amended)
                           or any modification or re-enactment thereof

          4.10.8 To enforce performance by every such underlessee of the covenants and conditions in the underlease and not to release or waive any such covenants or conditions without the Landlord's consent

          4.10.9 Upon every application for consent required by this clause to disclose to the Landlord such information as to the terms proposed as the Landlord may reasonably require

          4.10.10 Not to enter into any variation of the terms of any underlease without the Landlord's consent nor to accept a surrender of the same in respect of part only (as opposed to the whole) of the premises underlet

          Provided that the Tenant may share occupation of the Premises with any Group Company on condition that the sharing shall not create a new relationship of landlord and tenant and that on any occupier ceasing to be a Group Company the occupation shall immediately cease or be otherwise documented in accordance with this clause.

     4.11 Registration of documents

          4.11.1 Within one month after any assignment or underlease or any transmission or other devolution relating to the Premises or any part thereof to give notice thereof to the Landlord's and Superior Landlord solicitor and to furnish him with a certified copy of any document relating thereto and to pay to the Landlord's solicitor a reasonable fee (not being less than (pound)30) plus VAT thereon together with any Superior Landlords fee

          4.11.2 To supply to the Landlord within 14 working days of written request the names and addresses of any tenant deriving title from the Tenant (whether mediately or immediately) together with details of the rent payable by any such tenant and the other terms of such tenancy

          4.11.3 To supply to the Landlord any details required by the Landlord pursuant to section 40 of the Landlord and Tenant Act 1954

     4.12 Compliance with statutes

          To comply in all respects with and in a proper and workmanlike manner to execute all works required under the provisions of all statutes for the time being in force and the directions of any competent authority relating to the Premises or any part thereof or the use thereof or anything contained therein or the employment therein of any person or persons and not to do or knowingly omit or suffer to be done or omitted on or about the Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any levy penalty damages compensation costs charges or expenses and to indemnify and keep indemnified the Landlord against all claims demands costs expenses and liability in respect of any breach of the foregoing

     4.13 Planning/environmental matters

          4.13.1  Not to apply for planning permission in respect of the
                  Premises  without  the  Landlord's   prior  written   consent
                  (not to be unreasonably withheld or delayed) and if the Landlord attaches reasonable conditions to any such consent not to apply for any planning permission except in accordance with those reasonable conditions

          4.13.2 At all times during the Term to comply with the provisions and requirements of the Planning Acts and of any planning permissions (and the conditions thereof) relating to or affecting the Premises or the use thereof or any operations works acts or things carried out executed done or omitted thereon and to keep the Landlord indemnified in respect thereof

          4.13.3 Subject to clause 4.13.1 as often as occasion requires during the Term at the Tenant's expense to obtain and if appropriate renew all planning permissions and serve all notices required under the Planning Acts for the carrying out by the Tenant of any operations or the institution or continuance by the Tenant of any use of the Premises or any part thereof

          4.13.4 To pay and satisfy any charge imposed during the Term under the Planning Acts in respect of the carrying out or
                  maintenance by the Tenant  of  any  such   operation  or  the
                  institution or continuance by the Tenant of any such use as aforesaid

          4.13.5 Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use of the Premises (being an alteration or addition or change of use prohibited by or for which the Landlord's consent is required under this Lease and for which a planning permission is needed) before a planning permission for such alteration addition or change of use has been produced to the Landlord (acting reasonably) as satisfactory provided that the Landlord may refuse to express such satisfaction if the period of such permission or anything contained in or omitted from it will in the reasonable opinion of the Landlord's Surveyor be likely to prejudice the Landlord's interest in the Premises either during the Term or on or after the expiration or earlier determination of the Term

          4.13.6 Unless the Landlord otherwise directs in writing to carry out and complete before the expiration or earlier determination of the Term any work required to be carried out to the Premises as a condition of any planning permission granted during the Term whether or not the date by which the planning permission requires such works to be carried out is during the Term and any development begun on the Premises in respect of which the Landlord shall or may be or become liable for any charge or levy under the Planning Acts

          4.13.7 When called upon so to do to produce to the Landlord and the Landlord's Surveyor all plans documents and other evidence reasonably required by the Landlord to satisfy itself acting reasonably that the Tenant's obligations in this clause have been complied with

          4.13.8 Not without the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed to enter into a planning obligation for the purposes of section 106 of the Town and Country Planning Act 1990

          4.13.9 Where any planning permission is granted subject to conditions involving the carrying out of works upon or change of use of the Premises the

                  Landlord may as a condition of its consent to the carrying out of such works or change of use require the Tenant to provide security for the due compliance with those conditions and no works shall be commenced and no change of use shall be implemented until such security has been provided to the Landlord's satisfaction

          4.13.10 As soon as practicable to notify the Landlord of any order direction proposal or notice under the Planning Acts served on or received by the Tenant or coming to the Tenant's notice which relates to or affects the Premises and to produce to the Landlord if required any such order direction proposal or notice in the Tenant's possession and not to take any action in respect of such order direction proposal or notice without the Landlord's approval such approval not to be unreasonably withheld or delayed

          4.13.11 In relation to any act the commission or omission of which requires any consent licence or other authority under the Environmental Protection Act not to do or omit to do (as the case may be) such act without obtaining such authority and not to apply for such authority without the Landlord's prior written consent not to be unreasonably withheld or delayed

     4.14 Easements

          Not to obstruct any window light or way belonging to the Premises or to any adjoining or neighbouring premises nor acknowledge that any easement or other right for the benefit of the Premises is enjoyed by consent of any other person nor permit any new easement right or encroachment to be made into against or on the Premises and to give immediate notice to the Landlord if any easement right or encroachment against or affecting the Premises shall be made or attempted as soon as the Tenant becomes aware of the same and at the Landlord's request and to adopt such means as may be reasonably required to prevent the same

     4.15 Electricity Substation

          Not to do or suffer to be done any act which would in anyway interfere with the running of or damage any electricity or gas substation situated on the Estate

     4.16 Notifications

          Forthwith on receipt of any permission notice order or proposal relating to the Premises or the use or condition thereof given or issued by any governmental local or other public or competent authority to give full particulars thereof to the Landlord and if so required by the Landlord to produce the same to the Landlord and to take all necessary steps to comply therewith and also when reasonably requested by the Landlord to make or join with the Landlord in making such objections and representations against or in respect of the same as the Landlord shall deem expedient

     4.17 Defects

          Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any defect in the state or condition of the Premises which would or might give rise to an obligation upon the Landlord to do or refrain from doing any act or thing in order to comply with any duty of care imposed upon the Landlord and to indemnify the Landlord against or in respect of any losses claims actions costs demands or liability arising out of any failure of the Tenant to comply with its obligations under this Lease

     4.18 Fire fighting

          To keep the Premises supplied and equipped with all fire fighting and extinguishing appliances from time to time required by law or required by the insurers of the Premises or reasonably required by the Landlord such appliances being kept open to inspection and properly maintained and not to obstruct or permit or suffer to be obstructed the access to or means of working such appliances or the means of escape from the Premises in case of fire

     4.19 Advertisements/aerials

          Not without the prior written consent of the Landlord not to be unreasonably withheld or delayed to affix or exhibit any advertisement placard notice or sign either outside the Premises or inside the Premises so as to be seen from the outside nor without such consent to install any flagpole mast or outside satellite receiving dish or television or radio aerial on the Premises and to remove at the end or earlier determination of the Term any item so exhibited or installed making good all damage caused thereby to the reasonable satisfaction of the Landlord

     4.20 Notice boards

          In the last six months of the Term to permit the Landlord or its agents to affix upon any suitable part of the Premises a notice board or bill relating to any reletting of the same or to any sale or other dealing with this Lease and the Tenant will not remove or obscure the same and will on reasonable prior notice and at times agreed by the Landlord and Tenant (both acting reasonably) permit those authorised by the Landlord in connection with any such reletting sale or other dealing to enter and view the Premises without interruption

     4.21 Expenses

          To pay to the Landlord on demand and on an indemnity basis all costs charges expenses damages and losses (including but without prejudice to the generality of the foregoing legal costs bailiffs fees and surveyor's fees) properly incurred by the Landlord in relation to or incidental to:

          4.21.1 the preparation and service of a notice under section 146 of the Law of Property Act 1925 and/or any proceedings relating to the Premises whether under sections 146 and/or 147 of the Law of Property Act 1925 or otherwise or a notice served under the said section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of the Law of Property Act 1925 and notwithstanding forfeiture is avoided otherwise than by relief granted by the court and to keep the Landlord fully indemnified against all proper costs charges expenses claims and demands whatsoever in respect of the said proceedings and the preparation and service of the said notices

          4.21.2 (without prejudice to the generality of the foregoing) the preparation and service of any notice or schedule relating to the repair of the Premises whether served on the Tenant during or within three months after the expiration or earlier determination of the Term

          4.21.3 procuring the remedying of any breach of covenant on the part of the Tenant or any sub-tenant or their respective predecessors in title contained in this Lease and

          4.21.4 every application made by the Tenant for a consent or licence required by the provisions of this Lease whether such consent or licence is granted or lawfully refused or proffered subject to any lawful qualification or condition or whether the application is withdrawn

     4.22 New guarantor

          To notify the Landlord within 14 days of the Tenant becoming aware that:

          4.22.1 any Guarantor being an individual (or if individuals any one of them) shall become bankrupt or shall make any assignment for the benefit of or enter into any arrangement with his creditors either by composition or otherwise or have any distress or other execution levied on his goods or have a receiver appointed under the Mental Health Act 1983

          4.22.2 any Guarantor being an individual (or if individuals any one of them) shall die

          4.22.3 any Guarantor being a body corporate (or if bodies corporate any one of them) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld or delayed) or has a receiver administrator or an administrative receiver appointed of it or any of its assets or has any distress or other execution levied on its goods or is dissolved or struck off the Register of Companies or (being a body corporate incorporated outside the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation and in any such case if the Landlord so requires then at the Tenant's expense within 28 days of such requirement to procure that some other person or persons or body or bodies corporate reasonably acceptable to the Landlord shall execute a guarantee in the terms of schedule 3 with such amendments as the Landlord shall reasonably require in the circumstances

     4.23 Indemnity

          To keep the Landlord indemnified from and against all loss damage actions proceedings claims demands costs and expenses of whatsoever nature and whether in respect of any injury to or the death of any person or damage to any property movable or immovable or otherwise howsoever arising directly or indirectly from the repair or the state of repair or condition of the Premises or from any breach of covenant on the part of the Tenant herein contained or from the use of the Premises or out of any works carried out at any time during the Term to the Premises or out of anything now or during the Term attached to or projecting from the Premises or as a result of any act neglect or default by the Tenant or by any sub-tenant or by their respective servants agents licensees or invitees

     4.24 Yield up

          At the expiration or sooner determination of the Term:

          4.24.1 quietly to yield up the Premises to the Landlord with vacant possession in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants on its part herein contained

          4.24.2 if so required by the Landlord to remove all fixtures and fittings installed in the Premises during the Term save that the Tenant shall not be obliged to reinstate the alterations authorised by a licence for alterations made between the Superior Landlord (1) the Landlord (2) and the Tenant (3) of even date herewith

          4.24.3 to make good to the reasonable satisfaction of the Landlord all damage caused as a result of the removal by the Tenant of any fixtures and fittings

          4.24.4 to remove all signs and nameplates indicating the connection or former connection of the Tenant with the Premises

     4.25 VAT

          4.25.1 To pay to the Landlord by way of additional rent such VAT as may be or become payable in respect of the rents reserved by and other monies payable under and the consideration for all taxable supplies received by the Tenant under or in connection with this Lease

          4.25.2 In every case where the Tenant has agreed to reimburse or indemnify the Landlord in respect of any payment made by the Landlord under the terms of or in connection with this Lease to reimburse in addition any VAT paid by the Landlord on such payment where this cannot be recovered by the Landlord as input tax

     4.26 Regulations

          4.26.1 To comply with all reasonable regulations and directions as the Landlord may from time to time make or give to the occupiers of the Building for the orderly convenient and proper management of the Building or any part or parts thereof

          4.26.2 To comply with the Estate Regulations determined under the terms of the Head Lease and ensure that its servants agents employees workmen and licensees and all person doing business with the Tenant their servants agents employees and workmen so comply

          4.26.3 To observe and perform all speed parking or other regulations and traffic directions which the Management Company may from time to time make (in the interests of the owners and occupiers of the Estate or any part thereof or for road safety) in respect of the common roads footpaths and ways in the Estate

     4.27 Observe covenants

          4.27.1  To  observe   and  perform  the   agreements   covenants   and
                  stipulations (if any) referred to in part 4 of schedule 1 so far as any of the same are still subsisting and capable of taking effect and relate to the Premises and to keep the Landlord indemnified against all actions proceedings costs claims demands and liability in any way relating thereto

          4.27.2 To observe and perform the covenants on the part of the lessee thereunder contained in the Head Lease insofar as they relate to the Premises save where the same are expressly herein made the responsibility of the Landlord

5.   LANDLORD'S COVENANTS

     The Landlord hereby covenants with the Tenant as follows:

     5.1  Quiet enjoyment

          The Tenant paying the rents and other monies hereby reserved and performing and observing the covenants conditions and agreements on the part of the Tenant herein contained the Tenant may peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord

     5.2  Services

          5.2.1 Subject to the payment by the Tenant of the Building Service Charge and provided that the Landlord is not prevented by any Insured Risk accident strike combination or lockout of workmen or any other cause beyond its control the Landlord will use its reasonable endeavours to provide or secure the provision of the Building Services referred to in schedule 2 in an efficient manner and in accordance with the principles of good estate management provided that the Landlord shall not be responsible for any temporary delay stoppage or omission in connection therewith due to any cause or circumstances beyond the Landlord's control

          5.2.2 Subject to the payment by the Tenant of the proportion of the Estate Service Charge and the Phase Service Charge referred to in clause 4.4 to use its reasonable endeavours to enforce the tenants' rights under the Head Lease in respect of the Estate Services and the Phase Services

     5.3  Head Lease

          5.3.1 To use all reasonable endeavours to enforce the Landlord's covenants under the terms of the Head Lease when called upon in writing by the Tenant at the cost of the Tenant

          5.3.2 To pay the rents reserved by the Head Lease and to observe and perform the covenants agreements and conditions on the part of the tenant contained therein

          5.3.3 Not to agree to any material variation of any of the terms of the Head Lease without first obtaining the Tenant's written consent such consent not to be unreasonably withheld or delayed

          5.3.4 To use all reasonable endeavours to ensure that the Tenant is represented on any Estate signage

     5.4 At the cost of the Tenant to use best endeavours to obtain the consent of the Superior Landlord whenever the Tenant makes application for any consent required under this Lease and where the consent of both the Landlord and the Superior Landlord is required by virtue of this Lease or the Head Lease

6.   INSURANCE

     6.1  Landlord's obligations

          Provided the Tenant complies with its obligations at clause 6.2 hereof the Landlord hereby covenants with the Tenant to pay the insurance premiums under the Head Lease and as soon as reasonably practical after it becomes aware to notify the Tenant of any change in the Insured Risks covered by the policy from time to time and:

          6.1.1 if reasonably so required by the Tenant to produce to the Tenant from time to time such evidence of the terms of the policy of insurance and the fact that the policy is subsisting and in effect as the Landlord shall be entitled to request from the Superior Landlord and to procure that the interest of the Tenant is noted or endorsed on the policy

          6.1.2 in case the Premises or any part thereof or the Common Parts or the Apparatus or any part or parts thereof shall at any time during the Term be destroyed ordamaged by a Insured Risk so as to render the Premises or the Common Parts or the Apparatus unfit for occupation and use by the Tenant and the policy or policies of insurance effected by the Superior Landlord under the Head Lease or the Landlord under the Lease shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of any act or omission of the Tenant or its servants agents licensees or invitees then the Rent the proportion of the Estate Service Charge and the proportion of the Phase Service Charge payable by the Tenant under this lease or a fair proportion thereof according to the nature and extent of the damage sustained shall be forthwith suspended until the Premises Common Parts or Apparatus shall be rendered fit for occupation and use or until the expiration of three years from the date of damage or destruction whichever be the sooner and any dispute as to the amount to be suspended shall be referred to arbitration in accordance with the provisions of the Arbitration Acts 1996 or any statutory modifications or re-enactment thereof for the time being in force

          6.1.3 if upon the expiry of a period of three years commencing on the date of the damage or destruction to the Premises, Common Parts or Apparatus have not been rebuilt or reinstated and the Premises rendered fit for the Tenant's occupation and use the Tenant may on serving notice at any time within six months of the expiry of such period bring this Lease to an end and upon service of this notice this Lease will immediately come to an end without prejudice to any rights or remedies that may have accrued to each party against the other

     6.2  Tenant's obligations

          6.2.1 Not to do or permit or suffer to be done on the Premises anything which may cause any insurance of the Premises or any other part of the Building or the Estate effected by the Superior Landlord or by the Management Company to be or become void or voidable or whereby the premium payable under any such insurance is liable to be increased and to repay to the Landlord such increased insurance premium as may be demanded under the Head Lease in accordance with clause
                  4.10.3 thereof on demand

          6.2.2 In the event of the Premises or any other part of the Building the Estate or of any part thereof being damaged or destroyed by fire or any other of the Insured Risks at any time during the Term and the insurance money under any policy of insurance effected thereon by the Superior Landlord or by the Management Company being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant its servants agents licensees or invitees will forthwith on demand (in addition to the said rents) pay to the Landlord or the Management Company as appropriate the whole or (as the case may be) a fair proportion of the cost including professional or other fees of rebuilding and reinstating the same with interest thereon at the Prescribed Rate on all payments made by the Landlord or by the Management Company in or in connection with such rebuilding or reinstatement from seven (7) days after the time of the expenditure or demand (whichever shall be the later) until repayment by the Tenant and any dispute as to the proportion to be so contributed by the Tenant to be referred to arbitration in accordance with the provisions of the Arbitration Acts 1996 or any statutory modifications or re-enactment thereof for the time being in force

7.   PROVISOS

     Provided always and it is hereby agreed and declared as follows:

     7.1  Forfeiture

          If and whenever:

          7.1.1 the rents hereby reserved or any part thereof shall be in arrear or unpaid for the space of 14 days after the same shall have become due (whether formally demanded or not) or

          7.1.2   there shall be   any   other   breach    non-performance   or
                  non-observance of any of the covenants and conditions herein contained on the part of the Tenant to be observed or performed or

          7.1.3 the Tenant enters into an arrangement or composition for the benefit of its creditors or

          7.1.4 the Tenant has any distress or other execution levied on its goods or

          7.1.5 the Tenant (being an individual) is made bankrupt or has an administration order made in respect of it

          7.1.6 the Tenant (being a body corporate) has a winding up order made in respect of it other than a members' voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction approved by the Landlord (such approval not to be unreasonably withheld) or has a receiver administrator or an administrative receiver appointed of it or any of its assets or is dissolved or struck off the Register of
                  Companies or (being  a body corporate   incorporated  outside
                  the United Kingdom) is dissolved or ceases to exist under the laws of its country or state of incorporation then and in any such case it shall be lawful for the Landlord or any person authorised by the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon the Term shall absolutely determine without prejudice to any right or remedy of the Landlord in respect of any breach of the Tenant's or the Guarantor's covenants contained in this Lease

     7.2  Exclusion of use warranty

          Nothing in this Lease or in any consent granted by the Landlord under this Lease shall imply or warrant that the Premises may be used for any purpose whatsoever under the Planning Acts now or from time to time in force (including the Permitted Use) or that the Premises are or will remain otherwise fit for any such use

     7.3  VAT

          Except where otherwise expressly stated in this Lease all rent money or other consideration in respect of supplies for VAT purposes received or deemed to be received by the Tenant under or in connection with this Lease is exclusive of VAT

     7.4  Service of notices

          Any notice required to be served under this Lease shall be in writing and shall be properly served if it complies with the provisions of section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or section 23 of the Landlord and Tenant Act 1927 and in addition any notice shall be sufficiently served if sent by facsimile transmission to the party to be served and service shall be deemed to be made on the date of transmission if transmitted before

          4:00 pm on the date of transmission but otherwise on the next day provided that evidence of receipt of such transmission is obtained

     7.5  Rights exercisable by Management Company

          7.5.1 Reference in this Lease to any right exercisable by the Landlord or the Superior Landlord or its agents shall be construed as including (where appropriate) the exercise of such right by the Management Company or its agents pursuant to the Head Lease

          7.5.2 Reference in this Lease to any consent or approval required from the Landlord or Superior Landlord shall be construed as also including the consent or approval of the Management Company where the Management Company's consent would be required under the terms of any documentation entered into between the Landlord and the Superior Landlord and the Management Company whether or not already entered into at the date hereof

     7.6  Development of neighbouring premises

          The Landlord shall be entitled to carry out or permit the development of any adjoining or neighbouring premises (whether included in the Building or not) notwithstanding that the access of light or air to the Premises may thereby be diminished or otherwise interfered with provided that the cost of such development shall not be a Building Service Cost (as defined in schedule 2)

     7.7  Compensation

          Any statutory right of the Tenant or any sub-tenant to claim compensation from the Landlord on vacating the Premises shall be excluded as far as the law allows

     7.8  Implied easements

          The operation of section 62 of the Law of Property Act 1925 shall be excluded from this Lease and the only rights granted to the Tenant are those expressly set out in this Lease and the Tenant shall not by virtue of this Lease be deemed to have acquired or be entitled to and the Tenant shall not during the Term acquire or become entitled by any means whatsoever to any easement from or over or affecting any other land or premises now or at any time hereafter belonging to the Landlord and not comprised in this Lease

     7.9  Disputes with adjoining occupiers

          Any dispute arising as between the Tenant and the lessees tenants or occupiers of adjoining or neighbouring premises belonging to the Landlord relating to any easement right or privilege in connection with the Premises or relating to the party or other walls of the Premises or as to the amount of any contribution towards the expenses of works to services or matters used in common shall be referred to the Landlord whose decision shall be binding upon all parties to the dispute save in case of manifest error as to law or fact

     7.10 Tenant's effects

          The Tenant hereby irrevocably appoints the Landlord to be its agent to store or dispose of any effects left by the Tenant on the Premises for more than seven days after the termination of this Lease (whether by effluxion of time or otherwise) on any terms that the Landlord thinks fit and without the Landlord being liable to the Tenant save to account for the net proceeds of sale less `the cost of storage (if any) and any other expenses reasonably incurred by the Landlord and hereby agrees to indemnify the Landlord against any liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

     7.11 No waiver

          7.11.1 No demand for or receipt or acceptance of any part of the rents hereby reserved or any payment on account thereof shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant by the Tenant and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such demand receipt or acceptance as aforesaid as a defence

          7.11.2 The return to the Tenant of any rents or other monies paid by banker's standing order or direct debit as soon as reasonably practicable after receipt shall be treated as a refusal by the Landlord to accept the same and the Tenant shall not in any proceedings for forfeiture be entitled to rely on any such receipt as a defence

     7.12 Party walls

          Save  as   otherwise   directed  in  writing  by  the   Landlord   the
          non-structural walls separating the Premises from any adjoining premises within the Building shall be party walls and structures and maintainable accordingly

     7.13 Jurisdiction

          7.13.1 This Lease is and shall be governed by and construed in all respects in accordance with the laws of England

          7.13.2 The Tenant hereby submits to the non-exclusive jurisdiction of the High Court of Justice of England in relation to any claim dispute or difference which may arise hereunder and in relation to the enforcement of any judgment rendered pursuant to any such claim dispute or difference and for the purpose of part 6 rule 15 of the Civil Procedure Rules (or any modification or re-enactment thereof) the Tenant hereby irrevocably agrees that any process or proceedings hereunder (whether of a judicial or quasi judicial nature) may be served on it by leaving a copy thereof either at the address of any person registered with the Registrar of Companies pursuant to part XXIII of the Companies Act 1985 (or any modification or re-enactment thereof) as being resident in Great Britain and authorised to accept on behalf of the Tenant service of process and proceedings and any notices required to be served on the Tenant or at the Premises

     7.14 Status of lease

          For the purposes of the 1995 Act this Lease is a new tenancy

     7.15 Stamp duty

          It is hereby certified that there is no agreement for lease to which this Lease gives effect

     7.16 Court order

          Having been authorised to do so by an order at Luton County Court (No-LU066 19 made on the 3 ~A day of N 0\XVvWQ( `2-000 under the provisions of the Landlord and Tenant Act 1954 section 38(4) the parties agree that the provisions of the Landlord and Tenant Act 1954 sections 25 to 28 (inclusive) shall be excluded in relation to the tenancy created by this Lease

     7.17 Exclusion of rights under the Contracts (Rights of Third Parties) Act 1999

          A person who is not party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Lease. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

                                   SCHEDULE 1

                                     Part 1

                                    Premises


All those offices shortly described in the Particulars which are for the purpose of identification shown edged red on Plan E and which include for the purpose of obligation as well as of grant:

1. the plaster or other rendering and decorative covering of the walls thereof and (in the case of non-structural walls only) the inner half thereof severed medially

2.   the floor screed (but not the slab beneath the same)

3.   the ceiling thereof (but not the beams above the same)

4. all doors and windows other than external to the Building fitted in the walls bounding such offices and their respective frames and fixings

5. all light fittings and electrical circuits sockets and switches within and exclusively serving the Premises

6. all carpets and floor coverings within and all other landlord's fixtures and fittings in on or forming part of such offices and exclusively serving the same but there are excluded the Structure and all tenant's fixtures and fittings



                                     Part 2


                          Easements and rights granted


The following rights are granted to the Tenant (so far as the Landlord can lawfully grant the same) in connection with the use of the Premises in accordance with and subject to the provisions of this Lease such rights being exercisable in common with the Landlord and those authorised by the Landlord including other tenants of the Building

1.   the use of the Common Parts for all proper purposes

2. the full free and uninterrupted passage and running of water soil gas telephone electricity telecommunication and all other services and supplies of whatsoever nature for the Premises through such of the Conduits serving the same which are or may hereafter during the

     Perpetuity Period be in under or over any other parts of the Building and any other adjoining or neighbouring property of the Landlord

3.   support shelter and protection from other parts of the Building

4. such rights as the Landlord is able to grant over the Estate in accordance with the rights granted to the Landlord under the Head Lease and contained in the first schedule thereof

5. the right to enter onto the other parts of the Building upon reasonable prior notice and at reasonable times (save in case of emergency) for the purposes of inspecting maintaining repairing renewing the Premises and Conduits and Common Parts (save insofar as the Conduits Common Parts repair faults within the repairing obligations to Landlord hereunder)

6. The right to use 58 car parking spaces (being the spaces shown coloured blue on Plan A) for the parking of private motor vehicles only PROVIDED THAT the Superior Landlord may at its sole discretion at any time and from time to time change the position of the car parking spaces allocated in accordance with the provisions of the Head Lease and the Landlord may at any time and from time to time change the position of the parking spaces on not less than 28 days written notice (except in an emergency) PROVIDED that such parking spaces shall as far as possible be no less convenient or commodious to the Tenant

7. The right to erect signage in the Common Parts in such positions as the Landlord consents to (such consent not to be unreasonably withheld or delayed)


                                     Part 3

                           Exceptions and reservations

Excepting and reserving in favour of the Landlord and its tenants agents and licensees and those authorised by the Landlord, and Superior Landlord and all other persons who now have or may hereafter be granted similar rights:

1. the full free and uninterrupted passage and running of water soil gas telephone electricity telecommunication and all other services and supplies of whatsoever nature from and to any other parts of the Building and any other adjoining or neighbouring property of the Landlord through such of the Conduits serving the same which are or may hereafter during the Perpetuity Period be in on under or over the Premises and the right of entry onto the Premises for the purpose of inspecting repairing renewing re-laying cleansing and maintaining and connecting up to any such existing or future Conduits at reasonable times upon reasonable prior notice (save in case of emergency)

2. the right to erect or to consent hereafter to any person erecting a new building or to alter any building for the time being on any adjoining or neighbouring property of the Superior Landlord or Management Company in such manner as the person or persons exercising such right may think fit and notwithstanding that such alteration or erection may diminish the access of light and air enjoyed by the Premises and the right to deal with any adjoining or neighbouring property of the Superior Landlord or Management Company as it may think fit in accordance with the provisions set out in the Head Lease

3. the right to erect scaffolding for the purpose of repairing cleaning rebuilding renewing or altering the Building or any part thereof during the Term be on the adjoining or neighbouring property of the Landlord notwithstanding that such scaffolding may restrict the access to or enjoyment and use of the Premises provided that such scaffolding shall not prevent the Tenant from accessing the Premises and carrying out its business from it

4. the right for the Landlord or Superior Landlord and Management Company and those authorised by the Landlord to enter the Premises for the purposes and in the manner mentioned in this Lease and the Head Lease

5. so far as they apply to the Premises the exceptions and reservations in favour of the Superior Landlord and Management Company contained in the second schedule of the Head Lease

6. all rights of light air support shelter and protection for the parts of the Building not included in the Premises and all such rights (if any) as shall now or hereafter belong to and be enjoyed by any land or premises adjacent to the Building


                                     Part 4

                    Matters to which the Premises are subject


The covenants and other matters contained or referred to in the following insofar as they relate to the Premises:

1. the Agreement dated 28 May 1986 made between Luton Borough Council (1) N H Phillips (2) the Superior Landlord (3) Bedfordshire County Council (4) and South Bedfordshire District Council (5)

2. the Agreement dated 28 May 1986 made between South Bedfordshire District Council (1) and the Superior Landlord (2)

                                   SCHEDULE 2

                                     Part 1

                             Building Service Charge


1. In this schedule the following expressions shall have the following meanings:

     "Building Service Charge" means the due proportion of the Building Service Costs which is attributable from time to time to the Premises in accordance with this schedule

     "Service Charge Period" means a period of 12 months ending on [31 March] in any year

     "Building Service Costs" means the total costs in any Service Charge Period beginning or ending during the Term of providing the Building Services and defraying the costs and expenses relating and incidental thereto in accordance with this schedule

     "Building Services" means the services referred to in part 2 of this schedule or such of them as shall from time to time be provided or undertaken by the Landlord

2.   In  calculating   the  due   proportion  of  the  Building   Service  Costs
     attributable  to  the  Premises  the  Landlord  shall  have  regard  to the relationship between the total floor area of the Premises and the total floor area of the Building but if having regard to the nature of the premises in or forming part of the Building benefited thereby it shall be inappropriate to apportion any item therein on such basis as aforesaid the Landlord shall adopt such other method of calculation of the due proportion of that item to be attributed to the premises benefited thereby as shall be fair and reasonable in the circumstances (including if appropriate attributing the whole of any such item of expenditure to the *premises benefited thereby) and for the avoidance of doubt any premises may benefit thereby even if unoccupied

3.   The Building Service Charge shall be paid in manner following:

     3.1 The Landlord shall be entitled to estimate the amount of the Building Service Charge for any Service Charge Period and if the Landlord so requires the Tenant shall pay in advance on account of the Building Service Charge for that Service Charge Period the amount provisionally so estimated by the Landlord by equal advance payments on each of the Rent Days during the Service Charge Period the first such payment to be made on the date of this Lease being an apportioned sum in respect of the period from the commencement date of the Term until the day preceding the Rent Day next following the date of this Lease

     3.2 The Building Service Charge shall be deemed to accrue on a day to day basis in order to ascertain the yearly rate thereof and for the purpose of apportionment in respect of any periods of other than one year

     3.3 The Landlord shall as soon as practicable after the end of each Service Charge Period prepare or cause to be prepared and submitted to the Tenant a statement showing the Building Service Costs and the Building Service Charge for the Service Charge Period then ended and upon such statement being certified by the Landlord the same shall be final and binding on the Tenant save in the case of manifest error and the Tenant shall on request be entitled to copies of any vouchers relating to expenditure incurred as part of the Building Service Costs

     3.4 If the amount of the Building Service Charge for the Service Charge Period shall exceed the aggregate of the amounts paid on account thereof for that period the amount of the excess shall be due forthwith on demand from the Tenant but if it shall be less the amount of the overpayment shall be credited to the Tenant against the next quarterly payment of rent and/or Building Service Charge or (if the Term shall have come to an end or otherwise been determined or if the overpayment exceeds (pound)5,000) shall be repaid to the Tenant within 14 days

     3.5 If the Landlord shall make any change to a Service Charge Period such adjustments and apportionments shall be made as shall be fair and reasonable for the purpose of computing the Building Service Charge

     3.6 The provisions of this paragraph shall continue t apply notwithstanding the expiry or sooner determination of this Lease in respect of any Service Charge Period then current save that the Tenant shall not be responsible for any Building Costs incurred after the expiry or sooner determination of this Lease and in addition clause
          3.2 shall apply

     3.7 If the Landlord shall incur expenditure forming part of the Building Service Costs which either is in respect of a matter which has not been taken into account in arriving at the provisional assessment of the Building Service Charge for that period or is of an amount materially greater than has been allowed in arriving at such provisional assessment the Landlord shall entitled to recover from the Tenant the due proportion of the whole of such expenditure on the Rent Day next following such expenditure being incurred by the Landlord

4.   In calculating the Building Service Costs:

     4.1 the Landlord may include all VAT at the applicable rate incurred or paid by the Landlord in respect of any expenditure in connection with the Building Services or any of them save to the extent that the same is recovered by the Landlord as input tax

     4.2 the Landlord may include all costs incurred in taking any steps deemed desirable or expedient by the Landlord acting reasonably for complying with or making any representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning compulsory purchase public health highways streets drainage or other matters relating to or allegedly relating to the Common Parts or Retained Parts

5. The Landlord shall be entitled to include in the Building Service Costs a reasonable fee for itself or the cost of employing managing agents for the carrying out and provision of the Building Services in accordance with this schedule limited to no more than E5,000 per annum

6. The Tenant shall not be entitled to object to the Building Service Charge or any item comprised in the Building Service Costs or otherwise on any of the following grounds

     6.1 the inclusion in a subsequent Service Charge Period of any item of expenditure or liability omitted from the Building Service Costs for any preceding Service Charge Period

     6.2 that any item of the Building Service Costs might have been provided or performed at a lower cost unless such Building Service Costs are unreasonable or the Landlord fails to act in good faith in the provision of such Building Service Cost

     6.3 disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord acts reasonably and in good faith and in the absence of manifest error and in accordance with its obligations in part 2 of this schedule

     6.4 the manner in which the Landlord exercises its discretion in providing the Building Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management and in accordance with its obligations in part 2 of this schedule

     6.5 the employment of managing agents or contractors to carry out and provide on the Landlord's behalf the Building Services in accordance with this schedule


                                     Part 2

                                    Services

1. Maintaining and repairing and when the Landlord in its reasonable discretion thinks it appropriate so to do when required so to do in order to comply with the tenants repair obligations under the Head Lease amending altering reinstating renewing and rebuilding the Structure and the Conduits save insofar as the same are the responsibility of tenants in the Building

2. Maintaining repairing cleansing lighting and decorating to such standard as the Landlord (acting reasonably) may from time to time consider appropriate if required to comply with the tenants obligations under the Head Lease the Retained Parts and the Common Parts or when the Landlord in its reasonable discretion thinks it appropriate so to do amending altering reinstating renewing and rebuilding the same

3.   Inspecting  servicing   maintaining   repairing  amending  overhauling  and
     replacing the Apparatus save insofar as the same is the responsibility of tenants in the Building

4.   Operating the Apparatus so as to provide

     4.1  lift  and  escalator  services  in the  Building  via  the  lifts  and escalators now in the Building or such substituted lifts and escalators as the Landlord (in its reasonable discretion) may from time to time decide to install

     4.2 central heating and air management and ventilation systems to the Building so as to maintain the same to such temperatures and to provide for such flow of air as the Landlord shall in its reasonable discretion consider adequate

5. Maintaining renewing and when necessary upgrading any fire alarms fire prevention and fire fighting equipment for the common benefit of persons resorting to the Building (other than those which exclusively serve the Premises and other parts of the Building let or intended to be let to tenants)

6. Cleaning as frequently as the Landlord shall in its reasonable discretion consider adequate the exterior of all windows and window frames of the Building including those in the Retained Parts and the Common Parts

7. (Save insofar as insured under other provisions of this Lease or the Head Lease) insuring the Apparatus the Common Parts and the Retained Parts against the Insured Risks and insuring the Landlord against property owners' liability third party liability and employers' liability in respect of the Building and such other risks perils and contingencies as the Landlord in its reasonable discretion shall from time to time deem necessary or expedient

8. Discharging all charges assessments and outgoings (including meter charges) for water electricity fuel telephone and public and other statutory utilities consumed on the Retained Parts or used in connection with the provision of any of the services referred to in this part of this schedule

9. Paying any existing or future taxes rates charges duties assessments impositions and outgoings whatsoever in respect of the Common Parts and/or the Retained Parts

10. Collecting and disposing of normal refuse from the Building (including those parts thereof as are let or are capable of being let) and the provision repair maintenance and renewal of plant and equipment for the collection treatment packaging or disposing of refuse

11. Providing operating maintaining repairing renewing and replacing such security systems for the Building as the Landlord shall in its reasonable discretion from time to time determine

12. Insuring all plant machinery and boilers in the Building against damage and destruction in the full reinstatement value in accordance with the tenants obligations contained within the Head Lease

13. Providing maintaining and as often as reasonably necessary replacing and renewing any notice boards or direction signs and the like in the Common Parts

14. Providing and maintain (at the Landlord' reasonable discretion) plants and floral decorations in the Common Parts and keeping the same properly maintained and cultivated

15. Employing such staff and personnel as the Landlord acting reasonably shall think fit for the management of the Building (including without prejudice to the generality of the foregoing the provision of cleaning and security and horticultural services)

16. Providing repairing maintaining renewing and replacing such plant machinery equipment and materials as the Landlord in its reasonable discretion may consider to be desirable for the proper provision or supply of the services from time to time provided or supplied in accordance with this schedule

17. Employing and paying the fees of any agents retained by the Landlord to manage the Building (including the preparation of accounts in relation to the Service Charge) and the fees and charges of any accountant surveyor or other professional adviser employed to certify any matter or thing requiring to be certified for the purpose of any of the provisions of this schedule

18. Such other services as the Landlord in its reasonable discretion shall think are proper or beneficial for the better and more efficient management use and promotion of the Building and the comfort and convenience of the generality of the tenants in the Building having regard to the principals of good estate management

                                   SCHEDULE 3

                              Guarantee provisions

1. That the Tenant will at all times during the period in respect of which the Tenant is liable under the covenants herein contained pay the rents reserved by this Lease on the days and in manner herein provided for and will duly observe and perform all the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed and that if the Tenant shall during such period default in any respect to pay the said rents or any of them in the manner aforesaid or to observe and perform the said covenants and conditions or any of them the Guarantor will on demand fully observe perform and discharge the same and without prejudice to the generality of the foregoing the Guarantor hereby further covenants by way of primary obligation and not merely liability as a guarantor or merely collateral to that of the Tenant to pay and make good to the Landlord forthwith on demand any proper losses costs damages and expenses occasioned to the Landlord arising out of or by reason of any default of the Tenant in respect of any of its obligations under the terms and provisions of this Lease during the said period or in respect of any judgment or order made against the Tenant during the said period and any neglect or forbearance on the part of the Landlord in enforcing or giving time for or other indulgence in respect of the observance or performance of any of the said agreements provisions and conditions (other than a release given executed as a deed) and (subject to the provisions of the 1995 Act) any variation of the terms of this Lease shall not release the Guarantor from its liability under the agreements or guarantee on its part contained in this Lease

2.   That if during such period as aforesaid:

     2.1 the Tenant shall go into liquidation and the liquidator disclaims this Lease or

     2.2 the Tenant is dissolved or struck off the register and the Crown disclaims this Lease or

     2.3 the Tenant ceases to maintain its corporate existence (otherwise than by merger consolidation or other similar corporate transaction in which the surviving corporation assumes or takes over all the liabilities of the Tenant under this Lease) and this Lease shall be forfeited or otherwise prematurely determined the Landlord may within six months following any such event by notice in writing require the Guarantor to enter into a lease in the like form as this Lease for the residue of the Contractual Term unexpired at the date of such event (or which but for any such disclaimer forfeiture or other event would have remained unexpired) but with the Guarantor as tenant thereunder at the same rents and subject to the like covenants provisions and conditions as are herein contained as a substitute in all respects for the Tenant under this Lease (the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer forfeiture or other event) and the Guarantor shall thereupon execute and deliver to the Landlord a counterpart of the new lease in exchange for the relevant lease executed by the Landlord and contemporaneously therewith the Guarantor as tenant shall pay the first installments of the rents due

3. That if the events set out in paragraphs 2.1 to 2.4 above occur and the Landlord shall not require the Guarantor to take a new lease the Guarantor shall nevertheless in addition and without prejudice to the Guarantor's other obligations under this Lease upon demand pay to the Landlord a sum equal to the rents and all other sums that would have been payable under this Lease at the times and in the manner at and in which the same would have been so payable in respect of the period of 12 months from and including the date of disclaimer or forfeiture or (if sooner) until the Landlord shall have granted a lease of the Premises to a third party provided that the Landlord shall use all reasonable endeavours to secure such a letting during that period or (if sooner) until the end of the Term

4. That the Guarantor shall be jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfillment of all the Tenant's covenants conditions and other provisions contained in this Lease and the Landlord in the enforcement of its rights may proceed against the Guarantor as if the Guarantor was named as the Tenant in this Lease

5. That the Guarantor waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy of any kind which may be available to the Landlord before proceeding against the Guarantor

6. That the Guarantor shall not claim in liquidation bankruptcy administration receivership composition or arrangement of the Tenant in competition with the Landlord and shall remit all distributions it may receive from any administrative receiver or supervisor of the Tenant and shall hold for the sole benefit of the Landlord all security and rights the Guarantor may have over assets of the Tenant while liabilities of the Tenant or the Guarantor of the Landlord remain outstanding

7. That this guarantee shall subsist for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment of it